Document Security Systems Provides Update on Merger with

Lexington Technology Group

ROCHESTER, NY--March 15, 2013 — Document Security Systems, Inc. (NYSE MKT: DSS), a leading developer of anti-counterfeiting, anti-fraud and authentication technologies for governments, corporations and financial institutions, today announced that its merger with Lexington Technology Group (“LTG”) is on pace to close in Spring 2013.

“We remain confident that the SEC will complete its review process of our Registration Statement on Form S-4 in connection with our proposed merger with Lexington Technology Group”, stated Document Security Systems Chief Executive Officer Robert Bzdick. “Upon shareholder approval, we look forward to leveraging the strengths and expertise of DSS and LTG to improve execution, drive synergies, and grow the new business with a focus on increasing overall shareholder value.”

The strategic combination with LTG will enable DSS to substantially increase its intellectual property portfolio, add significant talent with a proven record in technological innovation, and be positioned to enhance its revenue through the monetization of the combined company's intellectual property assets. Since announcing the merger in October 2012, both companies have actively been preparing for the anticipated merger to be consummated.

The original merger agreement between DSS and LTG was set to expire on March 15, 2013. The companies have agreed to extend the expiration for the merger set forth in their merger agreement Promptly following the completion of the SEC’s review of DSS’s Registration on Form S-4, DSS will mail the definitive proxy statement/prospectus to its shareholders in connection with a special meeting of its stockholders to consider the proposed merger and the other proposals described in the definitive proxy statement/prospectus. While the exact SEC timing is unknown, an extended comment period is not uncommon. The companies continue to expect the transaction to close by the end of the second quarter of 2013.

###

About DSS (Document Security Systems, Inc.)

Document Security Systems (NYSE MKT:DSS) develops and provides patented anti-counterfeiting, anti-fraud, authentication and brand protection technologies that are employed by governments, leading corporations and financial institutions worldwide. DSS works closely with clients, including Fortune 500 companies, to design proprietary technology solutions that deter unauthorized scanning and copying, and facilitate authentication of printed documents and packaging.

DSS helps to reduce fraud in drug prescription redemptions and health insurance documents. The company deters counterfeiting of valuable documents, coupons and packaging, including those associated with credit and identity cards. DSS’ technology is specified by a United States government agency for identity documents. DSS product solutions are protected under United States and foreign patent law and under trade secrets. For more information please visit www.DSSsecure.com

Follow DSS on Facebook, click HERE.

For more information:

Investor Relations

The Blueshirt Group, Managing Director

Peter Salkowski

(415) 489-2184

Email: ir@documentsecurity.com

About Lexington Technology Group

Lexington Technology Group, Inc. is an intellectual property management firm that invests business experience, legal expertise and capital to monetize pioneering inventions. LTG's goal is to identify and capitalize on opportunities for return, while rewarding highly qualified innovators. The firm typically engages with companies that have identified important innovations but that may lack the experience, relationships or capital to succeed on their own, and have not been fairly rewarded in the marketplace. LTG's initiatives contribute to an intellectual property market that enables innovators to benefit from their discoveries and investors to profit from prudent risk. LTG's management team is comprised of experienced patent managers and strategists that have collectively generated over $1 billion licenses, settlements and damages awards to date. www.lex-tg.com.

Important Additional Information Will Be Filed with the SEC

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of DSS, or Lexington or the solicitation of any vote or approval. In connection with the proposed transaction, DSS has filed with the SEC a Registration Statement on Form S-4 containing a preliminary proxy statement/prospectus. The preliminary proxy statement/prospectus contains important information about DSS, Merger Sub, Lexington, the transaction contemplated by the Merger Agreement and related matters. DSS will mail or otherwise deliver the proxy statement/prospectus to its stockholders once it is final. Prospective investors and security holders of DSS and Lexington are urged to read carefully the proxy statement/prospectus relating to the Merger (including any amendments or supplements thereto) in its entirety when it is available, because it will contain important information about the proposed transaction.

Prospective investors and security holders of DSS will be able to obtain free copies of the proxy statement/prospectus for the proposed Merger (when it is available) and other documents filed with the SEC by DSS through the website maintained by the SEC at www.sec.gov. In addition, Prospective investors and security holders of DSS and Lexington will be able to obtain free copies of the proxy statement/prospectus for the proposed Merger (when it is available) by contacting Document Security Systems, Inc., Attn.: Philip Jones, Chief Financial Officer, at First Federal Plaza, 28 East Main Street, Suite 1525, Rochester, New York 14614, or by e-mail at ir@dsssecure.com. Prospective investors and security holders of Lexington will also be able to obtain free copies of the proxy statement/prospectus for the Merger (when it is available) by contacting Lexington Technology Group, Inc., Attn.: Jennifer Buckley, 375 Park Avenue 26th Floor, New York, NY 10152, or by e-mail at jen@lex-tg.com.

DSS and Lexington, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the agreement between DSS, Merger Sub and Lexington. Information regarding DSS’s directors and executive officers is contained in DSS’s Definitive Proxy Statement on Schedule 14A prepared in connection with its 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2012. Information regarding Lexington’s directors and officers and a more complete description of the interests of DSS’s directors and officers in the proposed transaction will be available in the final proxy statement/prospectus that will be filed by DSS with the SEC in connection with the proposed transaction.

Cautionary Note Regarding Forward-Looking Statements

Statements in this press release regarding the proposed transaction between DSS and Lexington Technology Group; the expected timetable for completing the transaction; the potential value created by the proposed Merger for DSS's and Lexington Technology Group's stockholders; the potential of the combined companies' technology platform; the companies’ respective or combined ability to raise capital to fund our combined operations and business plan; the continued listing of DSS's or the combined company's securities on the NYSE MKT; market acceptance of DSS products and services; the companies’ collective ability to maintain or protect their intellectual property rights through litigation or otherwise; Lexington Technology Group's limited operating history, competition from other industry competitors with greater market presence and financial resources than those of DSS's; the Company’s ability to license and monetize the patents owned by Lexington Technology Group; potential new legislation or regulation related to enforcing patents; the complexity and costly nature of acquiring patent or other intellectual property assets; the combined company's management and board of directors; and any other statements about DSS' or Lexington Technology Group's management teams' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "plans," "should," "target," "will," "would" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risk that DSS and Lexington Technology Group may not be able to complete the proposed transaction; the inability to realize the potential value created by the proposed Merger for DSS's and Lexington Technology Group's stockholders; our respective or combined inability to raise capital to fund our combined operations and business plan; DSS's or the combined company's inability to maintain the listing of our securities on the NYSE MKT; the potential lack of market acceptance of DSS's products and services; our collective inability to protect our intellectual property rights through litigation or otherwise; competition from other industry competitors with greater market presence and financial resources than those of DSS's; our inability to license and monetize the patents owned by Lexington Technology Group; and other risks and uncertainties more fully described in DSS's Annual Report on Form 10-K for the year ended December 31, 2012 as well as the other filings that DSS makes with the SEC. Investors and stockholders are also urged to read the risk factors set forth in the proxy statement/prospectus carefully when they are available.

In addition, the statements in this press release reflect the Company’s expectations and beliefs as of the date of this release. Subsequent events and developments will cause these expectations and beliefs to change. However, while the Company may elect to update these forward-looking statements publicly at some point in the future, it specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date of this release.